UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 30, 2015

Commission file numbers:

SunGard 000-53653

SunGard Capital Corp. II 000-53654

SunGard Data Systems Inc. 1-12989

SunGard®

SunGard® Capital Corp. II

SunGard® Data Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-3059890
Delaware	20-3060101
Delaware	51-0267091
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

SunGard Data Systems Inc. (“SDS”) is an indirect wholly owned subsidiary of SunGard Capital Corp II, which is a subsidiary of SunGard. On July 30, 2015, SDS issued a press release announcing its financial results for the quarter ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this Item 2.02, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1:	Press Release, dated July 30, 2015, issued by SunGard Data Systems Inc.

99.2:	Second Quarter 2015 Earnings Call Supplemental Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD
SUNGARD CAPITAL CORP. II
SUNGARD DATA SYSTEMS INC.

Date: July 30, 2015	By:	/s/ Charles J. Neral
Charles J. Neral
Senior Vice President-Finance and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

The following is a list of Exhibits furnished with this report.

Exhibit No.	Description

99.1:	Press Release, dated July 30, 2015, issued by SunGard Data Systems Inc.

99.2:	Second Quarter 2015 Earnings Call Supplemental Materials